UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2013

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:
(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

On January 31, 2013, Occidental Petroleum Corporation released information regarding its results of operations for the three and twelve months ended December 31, 2012.  The exhibits to this Form 8-K and the information set forth in this Item 2.02 are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition.  The full text of the press release is attached to this report as Exhibit 99.1.  The full text of the speeches given by Cynthia L. Walker and Stephen Chazen are attached to this report as Exhibit 99.2.  Investor Relations Supplemental Schedules are attached to this report as Exhibit 99.3.  Earnings Conference Call Slides are attached to this report as Exhibit 99.4.  Forward-Looking Statements Disclosure for Earnings Release Presentation Materials is attached to this report as Exhibit 99.5.  The information in this Item 2.02 and Exhibits 99.1 through 99.5, inclusive, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01.  Other Events

On January 31, 2013, Occidental Petroleum Corporation announced core income of $1.5 billion ($1.83 per diluted share) for the fourth quarter of 2012, compared with $1.6 billion ($2.02 per diluted share) for the fourth quarter of 2011.  In the fourth quarter of 2012, we recorded after-tax charges of $1.1 billion or $1.41 per diluted share, almost all of which was related to the impairment of gas assets in the Midcontinent.  Net income for the fourth quarter of 2012 after this charge was $336 million ($0.42 per diluted share), compared with $1.6 billion ($2.01 per diluted share) for the same period of 2011.

Core income was $5.8 billion ($7.09 per diluted share) for the year 2012, compared with $6.8 billion ($8.39 per diluted share) for 2011.  Net income for the twelve months of 2012 was $4.6 billion ($5.67 per diluted share), compared with $6.8 billion ($8.32 per diluted share) for 2011.

QUARTERLY RESULTS

Oil and Gas

Oil and gas core earnings were $2.3 billion for the fourth quarter of 2012, compared with $2.5 billion for the fourth quarter of 2011.  Lower 2012 earnings resulted from lower year-over-year prices across all products in the fourth quarter of 2012 and higher DD&A rates, partially offset by higher liquids volumes.  After including the fourth quarter 2012 charges, which will be discussed in more detail on the earnings call, segment earnings were $522 million.

For the fourth quarter of 2012, daily oil and gas production volumes averaged 779,000 barrels of oil equivalent (BOE), compared with 748,000 BOE in the fourth quarter of 2011.

The fourth quarter 2012 production increase resulted from higher volumes of 26,000 BOE per day from domestic operations and 5,000 BOE per day from international production.  The international increase included higher production in Iraq, Bahrain and Libya, partially offset by lower volumes from Dolphin, resulting from the full cost recovery of pre-startup capital, and in Yemen due to the Masila field contract expiration.

Daily sales volumes increased from 749,000 BOE in the fourth quarter of 2011 to 784,000 BOE in the fourth quarter of 2012.

Oxy’s realized price for worldwide crude oil was $96.19 per barrel for the fourth quarter of 2012, compared with $99.62 per barrel for the fourth quarter of 2011.  The fourth quarter of 2012 realized oil price represents 109 percent of the average WTI and 87 percent of the average Brent price. Worldwide NGL prices were $45.08 per barrel in the fourth quarter of 2012, compared with $55.25 per barrel in the fourth quarter of 2011.  Domestic gas prices decreased 14 percent from $3.59 per MCF in the fourth quarter of 2011 to $3.09 per MCF for the fourth quarter of 2012.

Fourth quarter 2012 realized prices were higher than third quarter 2012 prices for worldwide NGLs and domestic natural gas but were slightly lower for worldwide crude oil.  On a sequential quarterly basis, prices increased 11 percent for NGLs and 25 percent for domestic natural gas and decreased less than 1 percent for worldwide crude oil.

Chemical

Chemical segment earnings for the fourth quarter of 2012 were $180 million, compared with $144 million in the fourth quarter of 2011.  The increase was primarily the result of higher export volumes for caustic soda and vinyl chloride monomer and lower ethylene costs.

Midstream, Marketing and Other

Midstream segment earnings were $75 million for the fourth quarter of 2012, compared with $70 million for the fourth quarter of 2011.

TWELVE-MONTH RESULTS

Oil and Gas

Oil and gas core earnings were $8.8 billion for the twelve months of 2012, compared with $10.3 billion for the same period of 2011.  The decrease in 2012 reflected lower NGL and natural gas prices, higher operating costs, exploration expense and DD&A rates, partially offset by higher oil prices and domestic volumes.  Segment earnings, after including the fourth quarter charges, were $7.1 billion for 2012, compared with $10.2 billion for 2011.

Oil and gas production volumes for the twelve months were 766,000 BOE per day for 2012, compared with 733,000 BOE per day for the same period in 2011.  Year-over-year, Oxy's domestic production increased by 9 percent, while total company production increased by 5 percent.  Dolphin's full cost recovery of pre-startup capital, which reduced production, was the only operation where production sharing and similar contracts had an appreciable effect.

The twelve-month 2012 production increase resulted from 37,000 BOE per day in higher domestic volumes, partially offset by lower volumes in the Middle East/North Africa and Latin America.

Daily sales volumes were 764,000 BOE in the twelve months of 2012, compared with 731,000 BOE for the same period in 2011.

Oxy's realized prices improved for crude oil but declined for natural gas and NGLs on a year-over-year basis.  Worldwide crude oil prices were $99.87 per barrel for the twelve months of 2012, compared with $97.92 per barrel for the twelve months of 2011.  Worldwide NGL prices were $45.18 per barrel for the year 2012, compared with $55.53 per barrel for the year 2011.  Domestic gas prices declined 35 percent, from $4.06 per MCF in the twelve months of 2011 to $2.62 per MCF in the twelve months of 2012.

Chemical

Chemical segment earnings were $720 million for the twelve months of 2012, compared with $861 million for the same period in 2011.  The reduction was primarily a result of lower margins due to weaker economic conditions in Europe and Asia, and increased competitive activity from these regions.  The calcium chloride and potassium hydroxide businesses were also negatively impacted by an extremely mild winter and drought conditions in the United States.

Midstream, Marketing and Other

Midstream segment earnings were $439 million for the twelve months of 2012, compared with $448 million for the same period in 2011.

Forward-Looking Statements

Portions of this report contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; general domestic political and regulatory approval conditions; higher-than-expected costs; international political conditions; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects or acquisitions; exploration risks such as drilling unsuccessful wells; any changes in general economic conditions domestically or internationally; the ability to attract trained engineers; potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; potential disruption or interruption of Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters, political events or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as "estimate", "project", "predict", "will", "would", "should", "could", "may", "might", "anticipate", "plan", "intend", "believe", "expect", "aim", "goal", "target", "objective", "likely" or similar expressions that convey the uncertainty of future events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part 1, Item 1A "Risk Factors" of the 2011 Form 10-K.

Attachment 1

SUMMARY OF SEGMENT NET SALES AND EARNINGS

	Fourth Quarter		Twelve Months
($ millions, except per-share amounts)	2012	2011	2012	2011
SEGMENT NET SALES
Oil and Gas	$4,874	$4,784	$18,906	$18,419
Chemical	1,141	1,094	4,580	4,815
Midstream, Marketing and Other	355	338	1,399	1,447
Eliminations	(199)	(182)	(713)	(742)

Net Sales	$6,171	$6,034	$24,172	$23,939

SEGMENT EARNINGS
Oil and Gas (a)	$522	$2,537	$7,095	$10,241
Chemical	180	144	720	861
Midstream, Marketing and Other	75	70	439	448
	777	2,751	8,254	11,550

Unallocated Corporate Items
Interest expense, net (b)	(30)	(25)	(117)	(284)
Income taxes (c)	(249)	(949)	(3,118)	(4,201)
Other	(134)	(136)	(384)	(425)

Income from Continuing Operations	364	1,641	4,635	6,640
Discontinued operations, net (d)	(28)	(7)	(37)	131

NET INCOME	$336	$1,634	$4,598	$6,771

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$0.45	$2.02	$5.72	$8.16
Discontinued operations, net	(0.03)	(0.01)	(0.05)	0.16
	$0.42	$2.01	$5.67	$8.32

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$0.45	$2.02	$5.71	$8.16
Discontinued operations, net	(0.03)	(0.01)	(0.04)	0.16
	$0.42	$2.01	$5.67	$8.32
AVERAGE COMMON SHARES OUTSTANDING
BASIC	807.1	810.7	809.3	812.1
DILUTED	807.7	811.5	810.0	812.9

(a) Oil and Gas - The fourth quarter and twelve months of 2012 include pre-tax charges of $1.7 billion related to the impairment of domestic gas assets and related items.  The twelve months of 2011 include pre-tax charges of $35 million related to exploration write-offs in Libya and $29 million related to Colombia net worth tax.   Also, included in the twelve months of 2011 results is a pre-tax gain for sale of an interest in a Colombia pipeline of $22 million.

(b) Unallocated Corporate Items - Interest Expense, net - The twelve months of 2011 include a pre-tax charge of $163 million related to the premium on debt extinguishment.
(c) Unallocated Corporate Items - Taxes - The twelve months of 2011 include a net $21 million charge for out-of-period state income taxes.
(d) Discontinued Operations, net - The twelve months of 2011 include a $144 million after-tax gain from the sale of the Argentine operations.

Attachment 2

SUMMARY OF CAPITAL EXPENDITURES AND DD&A EXPENSE

	Fourth Quarter		Twelve Months
($ millions)	2012	2011	2012	2011
CAPITAL EXPENDITURES	$2,510	$2,549	$10,226	$7,518

DEPRECIATION, DEPLETION AND
AMORTIZATION OF ASSETS	$1,191	$938	$4,511	$3,591

Attachment 3

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. Therefore, management uses a measure called "core results," which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core results is not considered to be an alternative to operating income in accordance with generally accepted accounting principles.

	Fourth Quarter
($ millions, except per-share amounts)	2012	Diluted EPS	2011	Diluted EPS
TOTAL REPORTED EARNINGS	$336	$0.42	$1,634	$2.01

Oil and Gas
Segment Earnings	$522		$2,537
Add:
Asset impairments and related items	1,731		-

Segment Core Results	2,253		2,537

Chemicals
Segment Earnings	180		144
Add:
No significant items affecting earnings	-		-

Segment Core Results	180		144

Midstream, Marketing and Other
Segment Earnings	75		70
Add:
No significant items affecting earnings	-		-

Segment Core Results	75		70

Total Segment Core Results	2,508		2,751

Corporate
Corporate Results --
Non Segment *	(441)		(1,117)
Add:
Litigation reserves	20		-
Tax effect of pre-tax adjustments	(636)		-
Discontinued operations, net **	28		7

Corporate Core Results - Non Segment	(1,029)		(1,110)

TOTAL CORE RESULTS	$1,479	$1.83	$1,641	$2.02

* Interest expense, income taxes, G&A expense and other.
** Amounts shown after tax.

Attachment 4

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS (continued)

	Twelve Months
($ millions, except per-share amounts)	2012	Diluted EPS	2011	Diluted EPS
TOTAL REPORTED EARNINGS	$4,598	$5.67	$6,771	$8.32

Oil and Gas
Segment Earnings	$7,095		$10,241
Add:
Asset impairments and related items	1,731		-
Libya exploration write-off	-		35
Gain on sale of Colombia pipeline interest	-		(22)
Foreign tax	-		29

Segment Core Results	8,826		10,283

Chemicals
Segment Earnings	720		861
Add:
No significant items affecting earnings	-		-

Segment Core Results	720		861

Midstream, Marketing and Other
Segment Earnings	439		448
Add:
No significant items affecting earnings	-		-

Segment Core Results	439		448

Total Segment Core Results	9,985		11,592

Corporate
Corporate Results --
Non Segment *	(3,656)		(4,779)
Add:
Litigation reserves	20		-
Premium on debt extinguishments	-		163
State income tax charge	-		33
Tax effect of pre-tax adjustments	(636)		(50)
Discontinued operations, net **	37		(131)

Corporate Core Results - Non Segment	(4,235)		(4,764)

TOTAL CORE RESULTS	$5,750	$7.09	$6,828	$8.39

* Interest expense, income taxes, G&A expense and other
** Amounts shown after tax.

Attachment 5

SUMMARY OF OPERATING STATISTICS - PRODUCTION

	Fourth Quarter		Twelve Months
	2012	2011	2012	2011
NET OIL, GAS AND LIQUIDS PRODUCTION PER DAY
United States
Crude Oil (MBBL)
California	92	84	88	80
Permian	146	137	142	134
Midcontinent and Other	27	19	25	16
Total	265	240	255	230

NGL (MBBL)
California	21	15	17	15
Permian	40	37	39	38
Midcontinent and Other	16	18	17	16
Total	77	70	73	69

Natural Gas (MMCF)
California	242	276	256	260
Permian	162	167	155	157
Midcontinent and Other	396	390	410	365
Total	800	833	821	782

Latin America
Crude Oil (MBBL) - Colombia	30	28	29	29

Natural Gas (MMCF) - Bolivia	12	14	13	15

Middle East / North Africa
Crude Oil (MBBL)
Bahrain	4	5	4	4
Dolphin	7	9	8	9
Oman	74	67	67	67
Qatar	71	76	71	73
Other	36	33	36	38
Total	192	190	186	191

NGL (MBBL)
Dolphin	7	9	8	10
Other	-	-	1	-
Total	7	9	9	10

Natural Gas (MMCF)
Bahrain	242	180	232	173
Dolphin	138	181	163	199
Oman	56	58	57	54
Total	436	419	452	426

Barrels of Oil Equivalent (MBOE)	779	748	766	733

Attachment 6

SUMMARY OF OPERATING STATISTICS - SALES

	Fourth Quarter		Twelve Months
	2012	2011	2012	2011
NET OIL, GAS AND LIQUIDS SALES PER DAY

United States
Crude Oil (MBBL)	265	240	255	230
NGL (MBBL)	77	70	73	69
Natural Gas (MMCF)	800	833	819	782

Latin America
Crude Oil (MBBL) - Colombia	30	32	28	29

Natural Gas (MMCF) - Bolivia	12	14	13	15

Middle East / North Africa
Crude Oil (MBBL)
Bahrain	4	5	4	4
Dolphin	7	9	8	9
Oman	70	66	66	69
Qatar	75	75	71	73
Other	39	31	36	34
Total	195	186	185	189

NGL (MBBL)
Dolphin	7	10	8	10
Other	2	-	1	-
Total	9	10	9	10

Natural Gas (MMCF)	436	419	452	426

Barrels of Oil Equivalent (MBOE)	784	749	764	731

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated January 13, 2013.

99.2	Full text of speeches given by Cynthia L. Walker and Stephen Chazen.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: January 31, 2013	/s/ ROY PINECI
Roy Pineci, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

(d)	Exhibits

99.1	Press release dated January 31, 2013.

99.2	Full text of speeches given by Cynthia L. Walker and Stephen Chazen.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.